Exhibit 99.1

FOR IMMEDIATE RELEASE:	October 22, 2015

SIMMONS FIRST ANNOUNCES 139 PERCENT INCREASE IN CORE EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced record core earnings of $25.6 million for the third quarter of 2015, an increase of $14.9 million, or 139 percent, compared with the same quarter last year. Diluted core earnings per share were $0.85, an increase of $0.22, or 34.9 percent. Including the non-core items, net income was $21.6 million for the third quarter of 2015, an increase of $12.8 million, or 146 percent, compared with the same quarter last year. Diluted earnings per share were $0.72, an increase of $0.20, or 38.5 percent.

Year-to-date core earnings were $63.7 million, an increase of $36.4 million, or 133 percent, compared with the same period of 2014. Year-to-date diluted core earnings per share were $2.32, an increase of $0.67, or 40.6 percent. Year-to-date net income was $50.3 million, or $1.83 diluted earnings per share.

“We continue to make good progress with our efficiency initiatives, both in revenue enhancement and in expense control,” said George A. Makris, Jr., chairman and CEO. “Our core efficiency ratio was 57.5 percent for the quarter and our core ROA was 1.33 percent.”

Loans

Total loans, including those acquired, were $4.9 billion at Sept. 30, 2015, an increase of $2.1 billion, or 76.0 percent, compared with the same period in 2014. Legacy loans (all loans excluding acquired loans) grew $876 million, or 44.6 percent. Acquired loans increased by $1.2 billion, net of discounts.

Deposits

At Sept. 30, 2015, total deposits were $6.1 billion, an increase of $2.2 billion, or 55.8 percent, compared with the same period in 2014. Total non-time deposits were $4.7 billion, or 78 percent of total deposits.

Net Interest Income

The company’s net interest income for the third quarter of 2015 was $78.7 million, an increase of $36.9 million, or 88.4 percent, from the same period of 2014. This increase was driven by growth in the legacy loan portfolio and earning assets acquired through the Delta Trust, Community First and Liberty transactions. Net interest margin was 4.82 percent for the quarter ended Sept. 30, 2015, a 46 basis-point increase from the same quarter of 2014.

Included in interest income was the yield accretion recognized on acquired loans of $14.9 million and $8.5 million for the third quarter of 2015 and 2014, respectively. The company’s core net interest margin, excluding the accretion, was 3.93 percent for the third quarter of 2015, a 42 basis-point increase from the same quarter of 2014.

P.O. BOX 7009 501 MAIN STREET PINE BLUFF, ARKANSAS 71611-7009 (870) 541-1000 www.simmonsfirst.com

Non-Interest Income

Non-interest income for the third quarter was $23.5 million, an increase of $7.5 million compared with the third quarter of 2014. The increase in non-interest income was primarily due to additional trust income, service charge and fee income, mortgage lending and investment banking income resulting from the acquisitions, gains on sale of other real estate and gain on the sale of our Salina, Kan., banking operations. Losses on FDIC-covered assets increased $5.3 million primarily due to a $7.5 million charge for termination of the loss-share agreements, partially offset by a $2.1 million decrease in indemnification asset amortization.

Non-Interest Expense

Non-interest expense for the third quarter of 2015 was $67.9 million, an increase of $23.6 million compared with the same period in 2014. Included in the quarter were $1.2 million of merger-related and branch right-sizing expenses. The increase in non-interest expense was primarily due to incremental operating expenses of the acquired Delta Trust, Community First and Liberty franchises, somewhat offset by the company’s ongoing efficiency initiatives.

Asset Quality

During the third quarter, the company entered into an agreement with the FDIC to terminate all of its remaining loss-sharing agreements. As a result, all FDIC-acquired assets are now classified as non-covered. All acquired loans are recorded at their discounted net present value; therefore, they are excluded from the computations of the asset quality ratios for the legacy loan portfolio, except for their inclusion in total assets.

At Sept. 30, 2015, the allowance for loan losses for legacy loans was $30.4 million and $1.0 million for acquired loans. The loan discount credit mark was $70.4 million, for a total of $101.8 million of coverage. This equates to a total coverage ratio of 2.1 percent of gross loans. The ratio of credit mark and related allowance to acquired loans was 3.4 percent.

The company's allowance for loan losses on legacy loans at Sept. 30, 2015, was 1.07 percent of total loans and 181 percent of non-performing loans. In the legacy portfolio, non-performing loans as a percent of total loans were 0.59 percent. Through the third quarter of 2015, the year-to-date annualized net charge-off ratio, excluding credit cards, was 0.12 percent, and the year-to-date annualized credit card charge-off ratio was 1.30 percent.

Capital

At Sept. 30, 2015, common stockholders' equity was $1.0 billion, book value per share was $33.89 and tangible book value per share was $21.89. The company's ratio of stockholders' equity to total assets was 13.8 percent and its ratio of tangible common equity to tangible assets was 9.1 percent.

Simmons First National Corporation

Simmons First National Corporation is an Arkansas-based financial holding company with total assets of $7.6 billion and conducting financial operations throughout Arkansas, Kansas, Missouri and Tennessee. The company's common stock trades on the NASDAQ Global Select Market under the symbol "SFNC".

Conference Call

Management will conduct a conference call to review this information beginning at 3 p.m. CDT on Thursday, Oct. 22, 2015. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 48225101. In addition, the call will be available live or in recorded version on the company’s website at www.simmonsfirst.com.

Non-GAAP Financial Measures

This news release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The company’s management uses these non-GAAP financial measures in their analysis of the company’s performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Forward-Looking Statements

Statements in this news release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:

J. BURTON HICKS

Chief of Staff and Investor Relations Officer

Simmons First National Corporation

(870) 541-1000

Simmons First National Corporation	SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2015	2015	2015	2014	2014
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$106,678	$69,770	$83,424	$54,347	$73,554
Interest bearing balances due from banks	284,645	173,130	423,986	281,562	210,742
Federal funds sold	9,675	49,570	178,418	-	10,000
Cash and cash equivalents	400,998	292,470	685,828	335,909	294,296
Interest bearing balances due from banks	16,504	24,189	25,000	-	-
Investment securities - held-to-maturity	776,294	861,596	902,423	777,587	822,730
Investment securities - available-for-sale	703,347	747,701	707,383	305,283	317,473
Mortgage loans held for sale	15,556	48,094	25,513	21,265	22,003
Assets held in trading accounts	6,292	6,481	6,528	6,987	6,819
Loans:
Legacy loans	2,839,278	2,611,229	2,115,380	2,053,721	1,963,378
Allowance for loan losses	(30,380)	(30,567)	(29,183)	(29,028)	(27,076)
Loans acquired, not covered by FDIC loss share
(net of discount and allowance)	2,013,816	2,108,306	2,418,440	575,980	676,056
Loans acquired, covered by FDIC loss share
(net of discount and allowance)	-	93,121	102,468	106,933	118,158
Net loans	4,822,714	4,782,089	4,607,105	2,707,606	2,730,516
FDIC indemnification asset	-	13,020	15,965	22,663	25,694
Premises and equipment	190,182	191,335	198,106	122,966	115,639
Premises held for sale	923	6,587	-	6,126	15,856
Foreclosed assets not covered by FDIC loss share	48,073	42,666	50,723	44,856	50,770
Foreclosed assets covered by FDIC loss share	-	12,833	12,010	11,793	15,212
Interest receivable	26,873	24,129	24,719	16,774	18,006
Bank owned life insurance	118,922	118,073	117,296	77,592	75,357
Goodwill	314,282	314,282	314,282	108,095	108,095
Other intangible assets	44,904	46,605	47,960	22,526	22,988
Other assets	73,830	82,208	74,959	55,326	49,768
Total assets	$7,559,694	$7,614,358	$7,815,800	$4,643,354	$4,691,222

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$1,212,724	$1,141,285	$1,123,966	$889,260	$884,064
Interest bearing transaction accounts and savings deposits	3,521,840	3,581,049	3,627,870	2,006,271	1,984,422
Time deposits less than $100,000	673,651	719,606	756,978	530,890	565,957
Time deposits greater than $100,000	681,585	728,082	765,894	434,297	474,472
Total deposits	6,089,800	6,170,022	6,274,708	3,860,718	3,908,915
Federal funds purchased and securities sold
under agreements to repurchase	110,437	111,792	111,484	110,586	112,977
Other borrowings	173,426	171,321	284,386	114,682	123,396
Subordinated debentures	61,906	61,794	61,644	20,620	20,620
Accrued interest and other liabilities	78,684	74,324	69,841	42,429	41,309
Total liabilities	6,514,253	6,589,253	6,802,063	4,149,035	4,207,217

Stockholders' equity:
Preferred stock	30,852	30,852	30,852	-	-
Common stock	299	299	299	181	180
Surplus	642,400	640,895	639,493	156,568	155,592
Undivided profits	369,172	354,459	341,238	338,906	330,185
Accumulated other comprehensive income (loss):
Unrealized (depreciation) appreciation on AFS securities	2,718	(1,400)	1,855	(1,336)	(1,952)
Total stockholders' equity	1,045,441	1,025,105	1,013,737	494,319	484,005
Total liabilities and stockholders' equity	$7,559,694	$7,614,358	$7,815,800	$4,643,354	$4,691,222

Simmons First National Corporation	SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2015	2015	2015	2014	2014
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$94,695	$69,137	$59,711	$54,485	$50,980
Interest bearing balances due from banks	206,467	308,756	371,195	299,054	288,258
Federal funds sold	19,086	75,922	56,846	6,486	6,794
Cash and cash equivalents	320,248	453,815	487,752	360,025	346,032
Interest bearing balances due from banks	20,251	26,817	8,611	-	-
Investment securities - held-to-maturity	728,437	922,877	915,405	806,069	810,085
Investment securities - available-for-sale	838,596	732,949	370,102	318,879	300,927
Mortgage loans held for sale	26,379	37,656	14,655	17,241	24,942
Assets held in trading accounts	6,401	6,592	6,782	6,848	6,841
Loans:
Legacy loans	2,725,254	2,363,305	2,084,551	2,008,550	1,917,155
Allowance for loan losses	(31,709)	(31,275)	(30,072)	(28,474)	(27,470)
Loans acquired, not covered by FDIC loss share
(net of discount and allowance)	2,020,236	2,228,841	1,197,601	620,505	481,658
Loans acquired, covered by FDIC loss share
(net of discount and allowance)	89,578	97,795	104,701	111,618	119,372
Net loans	4,803,359	4,658,666	3,356,781	2,712,199	2,490,715
FDIC indemnification asset	10,838	15,448	21,515	24,457	28,311
Premises and equipment	191,107	200,875	150,564	117,018	115,577
Premises held for sale	5,775	6,131	6,126	6,794	12,521
Foreclosed assets not covered by FDIC loss share	40,273	42,994	44,059	48,745	51,097
Foreclosed assets covered by FDIC loss share	12,345	12,313	11,902	13,964	16,073
Interest receivable	24,403	23,260	19,181	17,738	15,743
Bank owned life insurance	118,489	117,662	91,760	76,578	63,798
Goodwill	314,282	314,060	175,901	109,837	88,590
Other intangible assets	45,712	47,302	31,102	17,748	15,321
Other assets	100,872	76,275	58,536	50,566	52,234
Total assets	$7,607,767	$7,695,692	$5,770,734	$4,704,706	$4,438,807

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$1,121,078	$1,088,474	$946,979	$895,470	$828,340
Interest bearing transaction accounts and savings deposits	3,600,930	3,621,060	2,601,046	2,010,827	1,869,095
Time deposits less than $100,000	694,872	739,748	573,867	545,986	555,837
Time deposits greater than $100,000	703,056	748,460	580,625	458,117	457,489
Total deposits	6,119,936	6,197,742	4,702,517	3,910,400	3,710,761
Federal funds purchased and securities sold
under agreements to repurchase	109,311	116,258	121,568	117,661	108,357
Other borrowings	197,832	179,080	183,953	121,691	117,664
Subordinated debentures	61,851	62,981	35,686	20,620	20,620
Accrued interest and other liabilities	74,696	70,312	43,825	38,869	38,950
Total liabilities	6,563,626	6,626,373	5,087,549	4,209,241	3,996,352

Stockholders' equity:
Preferred stock	30,852	30,885	10,970	-	-
Common stock	299	299	223	180	169
Surplus	641,738	640,172	328,830	155,672	111,551
Undivided profits	371,291	396,609	343,973	341,042	332,184
Accumulated other comprehensive income (loss):
Unrealized appreciation (depreciation) on AFS securities	(39)	1,354	(811)	(1,429)	(1,449)
Total stockholders' equity	1,044,141	1,069,319	683,185	495,465	442,455
Total liabilities and stockholders' equity	$7,607,767	$7,695,692	$5,770,734	$4,704,706	$4,438,807

Simmons First National Corporation	SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2015	2015	2015	2014	2014
($ in thousands, except per share data)
INTEREST INCOME
Loans	$76,432	$70,438	$50,986	$45,248	$40,082
Federal funds sold	15	73	29	13	12
Investment securities	8,335	8,050	5,879	5,325	4,717
Mortgage loans held for sale	291	375	148	188	269
Assets held in trading accounts	4	4	3	4	3
Interest bearing balances due from banks	122	229	210	167	132
TOTAL INTEREST INCOME	85,199	79,169	57,255	50,945	45,215
INTEREST EXPENSE
Time deposits	1,936	2,064	1,596	1,470	1,461
Other deposits	2,222	2,131	1,348	872	771
Federal funds purchased and securities
sold under agreements to repurchase	55	57	64	61	55
Other borrowings	1,812	1,151	1,051	992	996
Subordinated debentures	498	559	234	160	160
TOTAL INTEREST EXPENSE	6,523	5,962	4,293	3,555	3,443
NET INTEREST INCOME	78,676	73,207	52,962	47,390	41,772
Provision for loan losses	1,615	3,006	1,171	3,607	1,128
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	77,061	70,201	51,791	43,783	40,644
NON-INTEREST INCOME
Trust income	2,215	2,070	2,251	2,182	1,838
Service charges on deposit accounts	8,488	8,031	6,363	6,552	6,238
Other service charges and fees	3,089	3,130	1,827	1,083	808
Mortgage lending income	3,446	3,449	2,262	1,457	1,812
Investment banking income	663	593	894	451	284
Debit and credit card fees	6,879	6,486	5,648	5,653	5,769
Bank owned life insurance income	748	746	572	727	411
Gain on sale of securities, net	40	-	(38)	(12)	(18)
Net (loss) gain on assets covered by FDIC loss-share agreements	(9,085)	(3,056)	(2,671)	(3,013)	(3,744)
Other income	7,006	3,863	1,390	6,424	2,637
TOTAL NON-INTEREST INCOME	23,489	25,312	18,498	21,504	16,035
NON-INTEREST EXPENSE
Salaries and employee benefits	37,417	35,475	26,771	25,126	20,892
Occupancy expense, net	4,812	5,051	3,557	2,494	3,204
Furniture and equipment expense	4,202	3,241	3,268	2,732	2,363
Other real estate and foreclosure expense	2,297	1,017	381	1,395	1,864
Deposit insurance	1,013	1,096	870	724	877
Merger-related costs	857	1,247	10,419	1,214	3,628
Other operating expenses	17,314	18,041	12,106	13,294	11,526
TOTAL NON-INTEREST EXPENSE	67,912	65,168	57,372	46,979	44,354
NET INCOME BEFORE INCOME TAXES	32,638	30,345	12,917	18,308	12,325
Provision for income taxes	10,963	10,250	4,182	5,669	3,537
NET INCOME	21,675	20,095	8,735	12,639	8,788
Preferred stock dividends	77	77	26	-	-
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$21,598	$20,018	$8,709	$12,639	$8,788
BASIC EARNINGS PER SHARE	$0.72	$0.67	$0.39	$0.72	$0.52
DILUTED EARNINGS PER SHARE	$0.72	$0.67	$0.39	$0.72	$0.52

Simmons First National Corporation	SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2015	2015	2015	2014	2014
($ in thousands)
Tier 1 capital
Stockholders' equity	$1,045,441	$1,025,105	$1,013,737	$494,319	$482,642
Trust preferred securities, net allowable	61,906	61,794	61,410	20,000	20,000
Disallowed intangible assets, net of deferred tax	(314,735)	(342,590)	(344,140)	(112,545)	(109,698)
Unrealized (gain) loss on AFS securities	(2,718)	1,400	(1,855)	1,336	1,952
Other	-	(10,297)	(4,789)	-	-
Total Tier 1 capital	789,894	735,412	724,363	403,110	394,896

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	-	-	-	2	-
Qualifying allowance for loan losses and
reserve for unfunded commitments	34,097	34,284	32,600	32,073	29,167
Total Tier 2 capital	34,097	34,284	32,600	32,075	29,167
Total risk-based capital	$823,991	$769,696	$756,963	$435,185	$424,063

Common equity
Tier 1 capital	$789,894	$735,412	$724,363	-	-
Less: Non-cumulative preferred stock	(30,852)	(30,852)	(30,852)	-	-
Less: Trust preferred securities	(61,906)	(61,794)	(61,410)	-	-
Total common equity	$697,136	$642,766	$632,101	-	-

Risk weighted assets	$4,986,641	$4,714,852	$4,659,065	$3,002,270	$3,063,801

Adjusted average assets for leverage ratio	$7,293,113	$7,350,900	$5,428,706	$4,593,924	$4,331,488

Ratios at end of quarter
Equity to assets	13.83%	13.46%	12.97%	10.65%	10.29%
Tangible common equity to tangible assets	9.10%	8.73%	8.32%	8.06%	7.78%
Common equity Tier 1 ratio (CET1)	13.98%	13.63%	13.57%	-	-
Tier 1 leverage ratio	10.83%	10.00%	13.34%	8.77%	9.12%
Tier 1 risk-based capital ratio	15.84%	15.60%	15.55%	13.43%	12.89%
Total risk-based capital ratio	16.52%	16.32%	16.25%	14.50%	13.84%

Simmons First National Corporation	SFNC
Consolidated Loans and Investments
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2015	2015	2015	2014	2014
($ in thousands)
Legacy Loan Portfolio - End of Period (1)
Consumer
Credit cards	$171,701	$174,074	$171,413	$185,380	$175,822
Student loans	-	-	-	-	-
Other consumer	182,472	160,828	107,486	103,402	105,508
Total consumer	354,173	334,902	278,899	288,782	281,330
Real Estate
Construction	253,761	199,707	178,929	181,968	163,364
Single-family residential	623,089	662,954	507,351	455,563	436,925
Other commercial	1,037,559	878,109	716,021	714,797	681,848
Total real estate	1,914,409	1,740,770	1,402,301	1,352,328	1,282,137
Commercial
Commercial	394,422	388,869	324,815	291,820	249,186
Agricultural	170,257	141,502	105,228	115,658	145,157
Total commercial	564,679	530,371	430,043	407,478	394,343
Other	6,017	5,186	4,137	5,133	5,568
Total Loans	$2,839,278	$2,611,229	$2,115,380	$2,053,721	$1,963,378

(1) Excludes all acquired loans, including those covered by FDIC loss-share agreements.

Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$285,071	$361,744	$390,625	$418,914	$455,827
Mortgage-backed securities	25,913	27,146	28,535	29,743	30,954
State and political subdivisions	464,245	471,631	482,316	328,310	335,329
Other securities	1,065	1,075	947	620	620
Total held-to-maturity	776,294	861,596	902,423	777,587	822,730
Available-for-Sale
U.S. Treasury	$4,008	$4,005	$4,008	$3,992	$3,991
U.S. Government agencies	153,576	236,003	346,315	272,816	280,321
Mortgage-backed securities	502,344	464,857	312,011	1,572	32
State and political subdivisions	10,976	10,971	13,452	6,540	8,903
FHLB stock	14,275	13,619	15,256	5,126	5,623
Other securities	18,168	18,246	16,341	15,237	18,603
Total available-for-sale	703,347	747,701	707,383	305,283	317,473
Total investment securities	$1,479,641	$1,609,297	$1,609,806	$1,082,870	$1,140,203
Fair value - HTM investment securities	$785,030	$863,349	$913,037	$780,534	$823,446

Investment Securities - QTD Average
Taxable securities	$1,088,597	$1,163,708	$893,946	$782,062	$781,685
Tax exempt securities	478,436	492,118	391,561	342,886	329,327
Total investment securities - QTD average	$1,567,033	$1,655,826	$1,285,507	$1,124,948	$1,111,012

Simmons First National Corporation	SFNC
Consolidated Loans and Credit Coverage
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2015	2015	2015	2014	2014
($ in thousands)
LOANS
Legacy loans	$2,839,278	$2,611,229	$2,115,380	$2,053,721	$1,963,378
Allowance for loan losses (legacy loans)	(30,380)	(30,567)	(29,183)	(29,028)	(27,076)
Legacy loans (net of allowance)	2,808,898	2,580,662	2,086,197	2,024,693	1,936,302
Loans acquired, not covered by FDIC loss share	2,085,211	2,171,388	2,491,316	621,020	733,914
Credit discount	(70,441)	(63,082)	(72,876)	(45,040)	(57,858)
Allowance for loan losses (loans acquired, not covered)	(954)	-	-	-	-
Loans acquired, not covered (net of discount and allowance)	2,013,816	2,108,306	2,418,440	575,980	676,056
Loans acquired, covered by FDIC loss share	-	114,296	126,629	140,038	154,183
Credit discount	-	(20,221)	(23,207)	(32,151)	(36,025)
Allowance for loan losses (acquired covered loans)	-	(954)	(954)	(954)	-
Loans acquired, covered (net of discount and allowance)	-	93,121	102,468	106,933	118,158
Net loans	$4,822,714	$4,782,089	$4,607,105	$2,707,606	$2,730,516

Loan Coverage Ratios
Allowance for loan losses to legacy loans	1.07%	1.17%	1.38%	1.41%	1.38%

Discount for credit losses and allowance on loans acquired
to total loans acquired plus discount for credit losses
and allowance on loans acquired (non-GAAP)	3.42%	3.69%	3.71%	10.27%	10.57%

Total allowance and credit coverage (non-GAAP)	2.07%	2.34%	2.67%	3.81%	4.24%

Simmons First National Corporation	SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2015	2015	2015	2014	2014
($ in thousands)
Allowance for Loan Losses (Legacy Loans)
Balance, beginning of quarter	$30,567	$29,183	$29,028	$27,076	$27,530
Loans charged off
Credit cards	763	802	785	859	788
Other consumer	597	366	220	781	648
Real estate	109	333	293	200	534
Commercial	516	-	245	310	474
Total loans charged off	1,985	1,501	1,543	2,150	2,444

Recoveries of loans previously charged off
Credit cards	213	241	213	220	190
Other consumer	78	187	133	94	122
Real estate	25	46	12	56	379
Commercial	-	9	169	125	171
Total recoveries	316	483	527	495	862
Net loans charged off	1,669	1,018	1,016	1,655	1,582
Provision for loan losses	1,482	2,402	1,171	3,607	1,128
Balance, end of quarter	$30,380	$30,567	$29,183	$29,028	$27,076

Non-performing assets (1) (2)
Non-performing loans
Nonaccrual loans	15,305	15,565	14,511	12,038	11,212
Loans past due 90 days or more	1,506	1,375	498	961	713
Total non-performing loans	16,811	16,940	15,009	12,999	11,925
Other non-performing assets
Foreclosed assets held for sale, not covered	48,073	42,666	50,723	44,856	50,770
Other non-performing assets	172	242	215	97	72
Total other non-performing assets	48,245	42,908	50,938	44,953	50,842
Total non-performing assets	$65,056	$59,848	$65,947	$57,952	$62,767
Performing TDRs (troubled debt restructurings)	$1,955	$1,959	$2,227	$2,233	$2,234

Ratios (1) (2)
Allowance for loan losses to total loans	1.07%	1.17%	1.38%	1.41%	1.38%
Allowance for loan losses to non-performing loans	181%	180%	194%	223%	227%
Non-performing loans to total loans	0.59%	0.65%	0.71%	0.63%	0.61%
Non-performing assets (including performing TDRs)
to total assets	0.89%	0.81%	0.87%	1.30%	1.39%
Non-performing assets to total assets	0.86%	0.79%	0.84%	1.25%	1.34%
Annualized net charge offs to total loans	0.24%	0.17%	0.20%	0.33%	0.33%
Annualized net credit card charge offs to
total credit card loans	1.26%	1.31%	1.32%	1.41%	1.31%
Annualized net charge offs to total loans
(excluding credit cards)	0.17%	0.08%	0.09%	0.22%	0.22%

(1) Excludes all acquired loans, including those covered by FDIC loss-share agreements, except for their inclusion in total assets.
(2) Excludes acquired foreclosed assets covered by FDIC loss-share agreements, except for their inclusion in total assets.

Simmons First National Corporation	SFNC
Consolidated - Net Interest Income Analysis
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2015	2015	2015	2014	2014

ASSETS

Earning Assets
Interest bearing balances due from banks	0.23%	0.30%	0.23%	0.22%	0.18%
Investment securities	2.65%	2.50%	2.44%	2.49%	2.29%
Mortgage loans held for sale	4.38%	3.99%	4.10%	4.33%	4.28%
Assets held in trading accounts	0.25%	0.24%	0.18%	0.23%	0.17%
Loans, including acquired loans	6.27%	6.03%	6.11%	6.55%	6.32%
Total interest earning assets	5.20%	4.82%	4.68%	4.98%	4.71%

LIABILITIES

Interest bearing liabilities
Interest bearing transaction and
savings accounts	0.24%	0.24%	0.21%	0.17%	0.16%
Time deposits	0.55%	0.56%	0.56%	0.58%	0.57%
Total interest bearing deposits	0.33%	0.33%	0.32%	0.31%	0.31%
Federal funds purchased and securities
sold under agreement to repurchase	0.20%	0.20%	0.21%	0.21%	0.20%
Other borrowings	3.63%	2.58%	2.32%	3.23%	3.36%
Subordinated debentures	3.19%	3.56%	2.66%	3.08%	3.08%
Total interest bearing liabilities	0.48%	0.44%	0.42%	0.43%	0.44%

NET INTEREST MARGIN/SPREAD

Net interest spread	4.72%	4.38%	4.26%	4.55%	4.27%
Net interest margin - quarter-to-date	4.82%	4.47%	4.34%	4.65%	4.36%
Net interest margin - year-to-date	4.58%	4.42%	4.34%	4.47%	4.41%

Simmons First National Corporation	SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2015	2015	2015	2014	2014
($ in thousands, except share data)
QUARTER-TO-DATE
Financial Highlights - Core (non-GAAP)
Core earnings (excludes nonrecurring items) (1)	$25,565	$22,444	$15,700	$11,387	$10,684
Diluted core earnings per share (1)	0.85	0.75	0.70	0.64	0.63
Core net interest margin (FTE) (2)	3.93%	3.87%	3.55%	3.63%	3.51%
Core efficiency ratio (1)	57.54%	58.51%	62.24%	64.32%	64.89%
Core return on average assets (1)	1.33%	1.17%	1.10%	0.96%	0.95%
Core return on average common equity (1)	10.01%	8.67%	9.47%	9.12%	9.58%
Core return on tangible common equity (1)	15.99%	13.80%	14.16%	12.65%	12.84%
Financial Highlights - GAAP
Net Income	$21,598	$20,018	$8,709	$12,639	$8,788
Diluted earnings per share	0.72	0.67	0.39	0.72	0.52
Return on average assets	1.13%	1.04%	0.61%	1.07%	0.79%
Return on average common equity	8.46%	7.73%	5.25%	10.12%	7.88%
Return on tangible common equity	13.58%	12.36%	8.07%	14.00%	10.62%
Net interest margin (FTE)	4.82%	4.47%	4.34%	4.65%	4.36%
FTE adjustment	2,172	2,303	1,857	1,751	1,702
Amortization of intangibles	1,265	1,388	899	565	454
Amortization of intangibles, net of taxes	769	844	546	343	276
Average earning assets	6,660,434	6,774,693	5,121,838	4,195,250	3,956,032
Average interest bearing liabilities	5,367,852	5,467,587	4,096,745	3,274,902	3,129,062
Average diluted shares outstanding	30,046,062	29,987,471	22,350,272	18,075,537	16,916,764
Cash dividends declared per common share	0.23	0.23	0.23	0.22	0.22
YEAR-TO-DATE
Financial Highlights - Core (non-GAAP)
Core earnings (excludes nonrecurring items) (1)	$63,709	$38,144	$15,700	$38,706	$27,319
Diluted core earnings per share (1)	2.32	1.46	0.70	2.29	1.65
Core net interest margin (FTE) (2)	3.82%	3.74%	3.55%	3.53%	3.49%
Core efficiency ratio (1)	59.05%	60.08%	62.24%	67.22%	68.41%
Core return on average assets (1)	1.21%	1.14%	1.10%	0.86%	0.83%
Core return on average common equity (1)	9.39%	8.99%	9.47%	8.79%	8.66%
Core return on tangible common equity (1)	14.73%	13.96%	14.16%	11.89%	11.57%
Financial Highlights - GAAP
Net Income	$50,325	$28,727	$8,709	$35,688	$23,049
Diluted earnings per share	1.83	1.10	0.39	2.11	1.39
Return on average assets	0.96%	0.86%	0.61%	0.80%	0.70%
Return on average common equity	7.41%	6.77%	5.25%	8.11%	7.30%
Return on tangible common equity	11.73%	10.63%	8.07%	10.99%	9.82%
Net interest margin (FTE)	4.58%	4.42%	4.34%	4.47%	4.41%
FTE adjustment	6,332	4,160	1,857	6,840	5,089
Amortization of intangibles	3,552	2,287	899	1,979	1,359
Amortization of intangibles, net of taxes	2,159	1,390	546	1,203	826
Average earning assets	6,170,521	5,948,265	5,121,838	3,975,903	3,903,290
Average interest bearing liabilities	4,977,397	4,782,167	4,096,745	3,176,716	3,143,984
Average diluted shares outstanding	27,497,813	26,203,942	22,350,272	16,922,026	16,532,689
Cash dividends declared per common share	0.69	0.46	0.23	0.88	0.66
END OF PERIOD
Book value per share	$33.89	$33.26	$32.93	$27.38	$26.82
Tangible book value per share	21.89	21.19	20.79	20.15	19.72
Shares outstanding	29,939,698	29,894,903	29,850,034	18,052,488	17,992,261
Full-time equivalent employees	1,967	2,043	2,076	1,338	1,397
Total number of ATM's	183	186	179	124	129
Total number of financial centers	149	152	164	109	113

(1) Core earnings exclude nonrecurring items, which is a non-GAAP measurement
(2) Excludes accretable yield adjustment on loans, which is a non-GAAP measurement

Simmons First National Corporation	SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)

For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2015	2015	2015	2014	2014
($ in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$21,598	$20,018	$8,709	$12,639	$8,788
Nonrecurring items
Gain on sale of banking operations	(2,110)	-	-	-	-
Loss on FDIC loss-share termination	7,476	-	-	-	-
Merger-related costs	857	1,247	10,418	1,218	3,628
Change-in-control payments	-	-	-	885	-
Branch right-sizing	304	2,745	35	(4,221)	(705)
Charter consolidation costs	-	-	-	42	196
Tax effect (1)	(2,560)	(1,566)	(3,462)	824	(1,223)
Net nonrecurring items	3,967	2,426	6,991	(1,252)	1,896
Core earnings (non-GAAP)	$25,565	$22,444	$15,700	$11,387	$10,684

Diluted earnings per share	$0.72	$0.67	$0.39	$0.72	$0.52
Nonrecurring items
Gain on sale of banking operations	(0.07)	-	-	-	-
Loss on FDIC loss-share termination	0.25	-	-	-	-
Merger-related costs	0.03	0.04	0.47	0.07	0.21
Change-in-control payments	-	-	-	0.05	-
Branch right-sizing	0.01	0.09	-	(0.24)	(0.04)
Charter consolidation costs	-	-	-	-	0.01
Tax effect (1)	(0.09)	(0.05)	(0.16)	0.04	(0.07)
Net nonrecurring items	0.13	0.08	0.31	(0.08)	0.11
Core earnings (non-GAAP)	$0.85	$0.75	$0.70	$0.64	$0.63

YEAR-TO-DATE
Net Income	$50,325	$28,727	$8,709	$35,687	$23,049
Nonrecurring items
Gain on sale of merchant services	-	-	-	(1,000)	(1,000)
Gain on sale of banking operations	(2,110)	-	-	-	-
Loss on FDIC loss-share termination	7,476	-	-	-	-
Merger-related costs	12,522	11,665	10,418	7,472	6,254
Change-in-control payments	-	-	-	885	-
Branch right-sizing	3,084	2,780	35	(3,059)	1,162
Charter consolidation costs	-	-	-	652	610
Tax effect (1)	(7,588)	(5,028)	(3,462)	(1,931)	(2,745)
Net nonrecurring items	13,384	9,417	6,991	3,019	4,281
Core earnings (non-GAAP)	$63,709	$38,144	$15,700	$38,706	$27,330

Diluted earnings per share	$1.83	$1.10	$0.39	$2.11	$1.39
Nonrecurring items
Gain on sale of merchant services	-	-	-	(0.06)	(0.06)
Gain on sale of banking operations	(0.07)	-	-	-	-
Loss on FDIC loss-share termination	0.27	-	-	-	-
Merger-related costs	0.46	0.45	0.47	0.44	0.37
Change-in-control payments	-	-	-	0.05	-
Branch right-sizing	0.11	0.11	-	(0.16)	0.08
Charter consolidation costs	-	-	-	0.04	0.04
Tax effect (1)	(0.28)	(0.20)	(0.16)	(0.13)	(0.17)
Net nonrecurring items	0.49	0.36	0.31	0.18	0.26
Core earnings (non-GAAP)	$2.32	$1.46	$0.70	$2.29	$1.65

(1) Effective tax rate of 39.225%, adjusted for non-deductible merger-related costs.